UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-25909 (Commission File Number)	86-0931332 (IRS Employer Identification No.)

985 Poinsettia Avenue, Suite A, Vista, California (Address of Principal Executive Offices)	92081 (Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective June 28, 2013, Chris Anthony tendered his resignation as Chief Executive Officer and President of Flux Power Holdings, Inc. (the “Company”), in order to return full time to his position as Chief Executive Officer of Epic Boats, LLC. Mr. Anthony, a founder of the Company will remain on the Company’s Board of Directors as Chairman of the Board. The Company’s Chief Financial Officer, Ron Dutt, has been named interim Chief Executive Officer and will continue to hold the position of Chief Financial Officer.

Section 8 – Other Events

Item 8.01.  Other Events.

On June 28, 2013, the Registrant issued a press release titled “Flux Power Announces Executive Officer Changes.”

A copy of the press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated June 28, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: July 2, 2013	By:	/s/ Ron Dutt
Ron Dutt, Chief Financial Officer